Exhibit 32.1

JS BEAUTY LAND NETWORK TECHNOLOGY INC. FORM 10-Q

FOR THE QUARTER ENDED September 30, 2020

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Faxian Qian, certify that

1.	I am the Chief Executive Officer and Chief Financial Officer of JS BEAUTY LAND NETWORK TECHNOLOGY INC.

2.	Attached to this certification is Form 10-Q for the quarter ended September 30, 2020, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains condensed financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

●	The periodic report containing the condensed financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

●	The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

December 3, 2020	/s/ Faxian Qian
Faxian Qian
Chief Executive Officer
(Principal Executive Officer Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to JS BEAUTY LAND NETWORK TECHNOLOGY INC. and will be retained by JS BEAUTY LAND NETWORK TECHNOLOGY INC. and furnished to the Securities and Exchange Commission or its staff upon request.